                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): AUGUST 12, 2003



                           METRETEK TECHNOLOGIES, INC.
                           ---------------------------
             (Exact name of Registrant as specified in its charter)



DELAWARE                                            0-19793                                  84-11698358
----------------------------               ------------------------                     -------------------
(State or other jurisdiction               (Commission File Number)                     (I.R.S Employer
of incorporation)                                                                       Identification No.)



           303 EAST 17TH STREET, SUITE 660, DENVER, COLORADO   80203
           ---------------------------------------------------------
           (Address of principal executive offices)       (Zip code)


       Registrant's telephone number, including area code: (303) 785-8080
                                                           --------------


                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)




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ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

            (c) EXHIBITS

                99.1 Press Release of Metretek Technologies, Inc., issued August 12, 2003, announcing its second quarter 2003 financial results.

ITEM 12.    RESULT OF OPERATIONS AND FINANCIAL CONDITION.

         On August 12, 2003, Metretek Technologies, Inc., a Delaware corporation (the "Company"), issued a press release announcing its financial results for the quarter ended June 30, 2003. The full text of the Company's press release is attached hereto as Exhibit 99.1 and incorporated herein by this reference.

         The information in this Report, including the exhibit attached hereto, are being furnished pursuant to Item 12 of Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 METRETEK TECHNOLOGIES, INC.



                                 By:  /s/ W. Phillip Marcum
                                    -------------------------------------------
                                      W. Phillip Marcum
                                      President and Chief Executive Officer

Dated:   August 12, 2003






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